                                                                                                                            EXHIBIT 1.1

                                                        UNDERWRITING AGREEMENT
                                                      (Pass-Through Certificates)

                                                                                                                     New York, New York
                                                                                                                                  , 200
[Lead Underwriter’s name and address]

Ladies and Gentlemen:

                  Wachovia Asset Funding Trust, LLC (the “Company”),  proposes to sell to the underwriters  named in Schedule II hereto
(the  “Underwriters”),  for whom you are acting as  representative  (the  “Representative”),  the principal  amount of the Pass-Through
Certificates,  Series  200 - ,  identified  in  Schedule  I hereto  (the  “Securities”),  to be issued  under a pooling  and  servicing
agreement   (the   “Pooling   and   Servicing   Agreement”)   dated  as  of  ,  200  ,  among   the   Company,   ,  as   servicer   (in
such capacity, the “Servicer”), and                , as trustee (the “Trustee”).

                  Each class of Securities  listed in Schedule I hereto will represent an undivided  beneficial  ownership  interest in
the  Trust,   LLC  Series  200  -  (the   “Trust”).   The  assets  of  the  Trust  will  include,   among  other  things,   a  pool  of
fixed-rate  and  adjustable-rate  one-to-four-family  residential  mortgage  loans (the  “Mortgage  Loans”)  transferred to the Company
pursuant   to  a   mortgage   loan   purchase   agreement   dated   as  of  ,   200   (the   “Mortgage   Loan   Purchase   Agreement”),
between  and  the  Company,  and  by  the  Company  to  the  Trust  pursuant  to  the  Pooling  and  Servicing  Agreement.  Custody  of
the  Mortgage  Files  with  respect  to  the  Mortgage  Loans  will  be  maintained  by  ,  as  custodian   (the   “Custodian”).   This
Underwriting  Agreement shall  hereinafter be referred to as the “Agreement.” This Agreement,  the Pooling and Servicing  Agreement and
the Mortgage  Loan  Purchase  Agreement are  collectively  hereinafter  referred to as the “Basic  Documents.”  Capitalized  terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

                  1.       Representations  and  Warranties.  (A) The  Company  represents  and  warrants  to,  and agrees  with,  each
Underwriter that:

                  (a)      The Company meets the  requirements  for use of Form S-3 under the  Securities  Act of 1933, as amended (the
“Act”), and has filed with the Securities and Exchange  Commission (the  “Commission”) a registration  statement on such Form (the file number of which is set forth in Schedule I hereto),  which has been declared  effective by the Commission,  for the registration  under the Act of the Securities.  Such  registration  statement,  as amended to the date of this Agreement,  meets the requirements set forth in Rule  415(a)(1)  under the Act and complies in all other  material  respects with said Rule.  The Company  proposes to file with the
Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus  included in such registration  statement relating to the Securities  and the plan of  distribution  thereof and has  previously  advised the  Representative  of all further  information
(financial  and other) with  respect to the Company to be set forth  therein.  Such  registration  statement,  including  the  exhibits thereto, as amended to the date of this Agreement, is hereinafter called the “Registration  Statement”;  such prospectus in the form in which it appears in the Registration  Statement is hereinafter called the “Base Prospectus”;  and such supplemented form of prospectus, supplemented by a prospectus  supplement  hereinafter called the "Prospectus  Supplement",  in the form in which it shall be filed with the Commission  pursuant to Rule 424 (including the Base Prospectus as so supplemented)  is hereinafter  called the  “Prospectus.”  Any reference  herein to the  Registration  Statement,  the Base  Prospectus or the Prospectus  shall be deemed to refer to and include the documents  incorporated  by reference  therein  pursuant to Item 12 of Form S-3 which were filed under the  Securities  Exchange Act of
1934,  as amended (the  “Exchange  Act”),  on or before the date of this  Agreement,  or the issue date of the Base  Prospectus  or the
Prospectus,  as the case may be; and any  reference  herein to the terms  “amend,”  “amendment”  or  “supplement”  with  respect to the
Registration  Statement,  the Base  Prospectus  or the  Prospectus  shall be deemed to refer to and include the filing of any  document under the Exchange Act after the date of this Agreement,  or the issue date of the Base  Prospectus or the Prospectus,  as the case may be, and deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

                  (b)      As of the date hereof,  when the Prospectus is first filed  pursuant to Rule 424 under the Act, when,  prior to the Closing Date (as hereinafter  defined),  any amendment to the Registration  Statement becomes effective (including the filing of any document  incorporated  by reference in the  Registration  Statement),  when any  supplement  to the  Prospectus  is filed with the
Commission and at the Effective Date (as hereinafter  defined),  (i) the  Registration  Statement,  as amended as of any such time, and the Prospectus,  as amended or supplemented as of any such time, will comply in all material  respects with the requirements of the Act and the  respective  rules and  regulations  thereunder,  (ii) the  Registration  Statement,  as amended as of any such time,  will not contain any untrue  statement  of a material  fact or omit to state any  material  fact  required to be stated  therein or necessary in order to make the statements  therein not misleading,  (iii) the  Prospectus,  as amended or supplemented as of any such time, will not contain any untrue  statement  of a material  fact or omit to state any  material  fact  required to be stated  therein or necessary in order to make the statements therein,  in light of the circumstances under which they were made, not misleading;  (iv) each Issuer Free
Writing  Prospectus  (as  hereinafter  defined),  as  amended  or  supplemented  as of any such time  prior to the date of the  related
Prospectus  Supplement,  will not contain any untrue  statement of a material  fact or omit to state any material  fact  required to be stated  therein or necessary in order to make the statements  therein,  in light of the  circumstances  under which they were made, not misleading;  and (v) the Base Prospectus and Designated  Static Pool Information (as hereinafter  defined),  taken together,  as of the date of the related  Prospectus  Supplement,  will not contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated  therein or necessary in order to make the statements  therein,  in light of the  circumstances  under which they were made, not misleading;  provided,  however,  that the Company makes no representations or warranties as to (A) the information contained in or omitted from the Registration  Statement or the Prospectus or any amendment  thereof or supplement  thereto in reliance upon and in  conformity  with  information  furnished  in  writing  to the  Company  by or on behalf  of any  Underwriter  through  the
Representative  specifically  for use in connection with the  preparation of the  Registration  Statement and the  Prospectus,  (B) the
Current Report (as defined in Section 5(b) below),  or in any amendment  thereof or supplement  thereto,  incorporated  by reference in the Registration  Statement or the Prospectus (or any amendment  thereof or supplement  thereto),  or (C) any information  contained in any Underwriter Prepared Issuer FWP (as hereinafter defined) or Underwriter Free Writing Prospectus (as hereinafter  defined),  except, in each case, to the extent of (x) any  information set forth therein that  constitutes  Pool  Information (as hereinafter  defined) or
(y) any information  accurately  extracted from any Issuer Free Writing Prospectus and included in any Underwriter  Prepared Issuer FWP or Underwriter Free Writing Prospectus.

                            (i)      “ABS  Informational  and  Computational  Materials”  shall have the meaning given such term in Item
1101 of Regulation AB.

                           (ii)     “Approved  Offering  Materials” means with respect to any class of  Certificates,  collectively the following  documents as most recently provided by the Company and designated in writing by the Company as Approved  Offering  Materials prior to the time of any Contract of Sale: (i) one or more term sheets,  providing  factual  information about the Certificates and the structure and basic parameters  thereof  (excluding  information about the subdivision of the senior classes into tranches),  the basic terms of the  subordination  or other credit  enhancements if known,  factual  information  about the Mortgage Loans (which may include parameters  or “stips” or tabular  data  prepared  by the  Company),  the  identity of and basic  information  about key parties to the transaction  known to the Company,  and the tax, ERISA and SMMEA  characteristics  of the  Certificates,  (ii) a term sheet supplement, containing risk factors and additional  information of the type to appear in the Prospectus  Supplement to the extent known,  and (iii)
the Base Prospectus,  which may be provided by a weblink.  Each of the items described in (i) and (ii) in the preceding  sentence shall constitute  an Issuer  Free  Writing  Prospectus  and any  additional  information  provided by the  Underwriter  shall  constitute  an
Underwriter Free Writing Prospectus or Underwriter Prepared Issuer FWP, as the case may be.

                           (iii)    “Contract  of Sale”  has the same  meaning  as in Rule  159 of the  1933  Act  Regulations  and all
Commission guidance relating to Rule 159.

                           (iv)     “Designated  Static Pool  Information”  shall mean the static pool  information  referred to in the
Prospectus  under the caption  [“Static Pool  Information”]  but deemed to be excluded from the  Registration  Statement and Prospectus pursuant to Item 1105(d) of Regulation AB.

                           (v)      "Effective  Date" shall mean the earlier of the date on which the  Prospectus is first used and the time of the first Contract of Sale (as hereinafter  defined) to which such Prospectus  Supplement  relates.  The initial effective date of the  Registration  Statement was within three years of the Closing Date (as hereinafter  defined).  If the third  anniversary of the initial  effective  date occurs within six months after the Closing Date,  the Company will use best efforts to take such action as may be necessary or appropriate to permit the public offering and sale of the Certificates as contemplated hereunder.

                           (vi)     “Free Writing  Prospectus”  shall have the meaning given such term in Rules 405 and 433 of the 1933
Act Regulations.

                           (vii)    “Issuer Free Writing  Prospectus” shall mean any Free Writing  Prospectus  prepared by or on behalf of the Company and  identified by the Company as an Issuer Free Writing  Prospectus  and relating to the  Certificates  or the offering thereof.

                           (viii)   “Issuer  Information”  shall mean any  information  of the type  specified  in clauses (1) - (5) of footnote 271 of Commission Release No. 33-8591 (Securities  Offering Reform),  other than Underwriter Derived  Information.  Consistent with such  definition,  “Issuer  Information”  shall not be deemed to include any  information in a Free Writing  Prospectus  solely by reason of the Company’s  review of the materials  pursuant to Section 4.4(e) below and,  consistent  with  Securities  Offering  Reform
Questions and Answers,  November 30, 2005  promulgated  by the staff of the  Commission,  “Issuer  Information”  shall not be deemed to include any  information in a Free Writing  Prospectus  solely by reason that the  Underwriter  has agreed not to use such Free Writing
Prospectus without consent of the Company.

                           (ix)     “Permitted  Additional  Materials”  shall  mean  information  that  is not  ABS  Informational  and
Computational  Materials and (x) that are referred to in Section 4.4(c) so long as any Issuer  Information  provided by the Underwriter pursuant to Section 4.4(c) is limited to information  included within the definition of ABS Informational and Computational  Materials,
(y) that constitute Certificate price, yield, weighted average life, subscription or allocation  information,  or a trade confirmation, or (z)  otherwise  with  respect to which the Company has  provided  written  consent to the  Underwriter  to include in a Free Writing
Prospectus.

                           (x)      “Pool Information” means with respect to any Free Writing  Prospectus,  the information  (including any Preliminary Pool Information) with respect to the  characteristics  of the Mortgage Loans and administrative and servicing fees, as provided by or on behalf of the Company to the Underwriter at the time most recent to the date of such Free Writing Prospectus.

                           (xi)     “Preliminary Pool Information” means with respect to any Free Writing  Prospectus,  the information with respect to the  characteristics  of the Mortgage Loans and  administrative  and servicing fees, as provided by or on behalf of the
Company to the  Underwriter  at the time most recent to the date of such Free  Writing  Prospectus  and  designated  “Preliminary  Pool
Information”.

                           (xii)    “Underwriter  Derived  Information”  shall refer to information of the type described in clause (5)
of  footnote  271 of  Commission  Release No.  33-8591  (Securities  Offering  Reform)  when  prepared  by the  Underwriter,  including traditional computational and analytical materials prepared by the Underwriter.

                           (xiii)   “Underwriter Free Writing  Prospectus” shall mean all Free Writing  Prospectuses  prepared by or on behalf of the Underwriter other than any Underwriter Prepared Issuer FWP, including any Permitted Additional Materials.

                           (xiv)    “Underwriter  Prepared  Issuer  FWP”  shall mean any Free  Writing  Prospectus  or portion  thereof prepared  by or on behalf of the  Underwriter  that  contains  only a  description  of the final  terms of the  Certificates  or of the offering of the Certificates after the final terms have been established for all classes of Certificates.

                           (xv)     “Written  Communication”  shall  have  the  meaning  given  such  term in Rule  405 of the 1933 Act
Regulations.

                  (d)      The Company has been duly formed and is validly  existing as a limited  liability  company in good  standing under the laws of the State of Delaware and has all requisite  power and authority to own its properties  and conduct its business,  as now conducted by it, and to enter into and perform its obligations under this Agreement and the other Basic Documents.

                  (e)      The Company is not aware of (i) any request by the Commission for any further  amendment of the Registration
Statement  or the Base  Prospectus  or for any  additional  information  or (ii)  the  issuance  by the  Commission  of any stop  order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose.

                  (f)      This  Agreement  has been duly  authorized,  executed  and  delivered  by the  Company,  and the other Basic
Documents,  when delivered by the Company,  will have been duly authorized,  executed and delivered by the Company, and will constitute a legal, valid and binding agreement of the Company,  enforceable against the Company in accordance with its terms,  subject, as to the enforcement of remedies, to applicable  bankruptcy,  insolvency,  reorganization,  moratorium,  receivership and similar laws affecting creditors’ rights generally and to general  principles of equity  (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law), and except as rights to indemnity and  contribution  hereunder may be limited by federal or state securities laws or principles of public policy.

         (B)      Each Underwriter represents and warrants to, and agrees with, the Company that:

                  (a)      As of the date hereof and as of the Closing Date, the  Underwriter  has complied with all of its obligations hereunder and all information  contained in any Underwriter Free Writing Prospectus and in any Underwriter  Prepared Issuer FWP as used in connection  with any Contract of Sale are accurate in all material  respects  (taking into account the  assumptions  explicitly  set forth in such Underwriter Prepared Issuer FWP or Underwriter Free Writing  Prospectus),  except to the extent of (x) any errors therein that are caused by errors or omissions in the Pool  Information or (y)  information  accurately  extracted from any Issuer Free Writing
Prospectus and included in any Underwriter Prepared Issuer FWP or Underwriter Free Writing Prospectus.

                  (b)      Prior to the Closing Date, the Underwriter  shall notify the Company of the earlier of (x) the date on which the Prospectus Supplement is first used and (y) the time of the first Contract of Sale to which such Prospectus Supplement relates.

                  2.       Purchase  and Sale.  Subject  to the terms and  conditions  and in  reliance  upon the  representations  and warranties herein set forth, the Company agrees to sell to each Underwriter,  and each Underwriter  agrees,  severally but not jointly, to purchase from the Company,  at the purchase price set forth in Schedule II hereto,  the principal  amount or percentage  interest of the Securities set forth opposite such Underwriter’s name therein.

                  3.       Delivery and Payment.  Delivery of and payment for the Securities  shall be made at the office,  on the date and at the time specified in Schedule I hereto,  which date and time may be postponed by agreement between the  Representative  and the
Company or as provided in Section 9 hereof  (such date and time of delivery  and payment for the  Securities  being  herein  called the
“Closing  Date”).  Delivery  of the  Securities  shall  be made  to the  Representative  for the  respective  accounts  of the  several
Underwriters  against payment by the several  Underwriters  through the  Representative of the purchase price thereof in the manner set forth in Schedule  II hereto.  If  Schedule I  indicates  that the  Securities  are to be issued in  book-entry  form,  delivery of the
Securities  shall be made  through  the  facilities  of the  depository  or  depositories  set  forth  on  Schedule  I.  Alternatively, certificates  for the Securities  shall be registered in such names and in such  denominations  as the  Representative  may request not less than three full business days in advance of the Closing Date.

                  The Company agrees to have the Securities  available for inspection,  checking and packaging by the Representative in
New York, New York, not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.

                  4.       Offering by the Underwriters.

                  (a)      It is understood  by the parties  hereto that,  after the  Registration  Statement  becomes  effective,  the
Underwriters  propose  to offer the  Securities  for sale to the  public  (which  may  include  selected  dealers)  as set forth in the
Prospectus.

                  (b)      It is understood  that prior to the date of the first  Contract of Sale made based on the Approved  Offering
Materials,  the  Underwriters  have not pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  Mortgage Loans or any interest in any Certificate.

                  (c)      It is understood that the Underwriters will solicit offers to purchase the Certificates as follows:

                           (i)      Prior to the time the Underwriters have received the Approved  Offering  Materials the Underwriters may, in compliance with the provisions of this Agreement,  solicit offers to purchase  Certificates;  provided,  that the  Underwriters shall not accept any such offer to purchase a Certificate or any interest in any  Certificate or Mortgage Loan or otherwise  enter into any Contract of Sale for any Certificate,  any interest in any Certificate or any Mortgage Loan prior to the  Underwriters'  conveyance of Approved Offering Materials to the investor.

                           (ii)     Any Written  Communication  relating to the Certificates  made by an Underwriter in compliance with the  terms of this  Agreement  prior to the time such  Underwriter  has  entered  into a  Contract  of Sale for  Certificates  with the recipient shall prominently set forth the following statements (or substantially similar statements approved by the Company):

                           The  information  in this free writing  prospectus,  if conveyed  prior to the time of the your  contractual commitment to purchase any of the  Certificates,  supersedes any information  contained in any prior similar materials  relating to the  Certificates.  The  information in this free writing  prospectus is preliminary, and is subject to completion  or change.  This free writing  prospectus is being  delivered to you solely to provide you with  information  about the  offering  of the  Certificates  referred  to in this free  writing prospectus and to solicit an offer to purchase the Certificates,  when, as and if issued.  Any such offer to purchase  made by you will not be  accepted  and will not  constitute  a  contractual  commitment  by you to purchase any of the Certificates, until we have accepted your offer to purchase Certificates.

                           The  Certificates  referred to in these  materials are being sold when, as and if issued.  The issuer is not obligated to issue such  Certificates or any similar  security and the  underwriter’s  obligation to deliver such  Certificates is subject to the terms and conditions of the underwriting  agreement with the issuer and the availability of such Certificates  when, as and if issued by the issuer.  You are advised that the terms of the Certificates,  and the characteristics of the mortgage loan pool backing them, may change (due, among other  things,  to the  possibility  that  mortgage  loans that  comprise the pool may become  delinquent or defaulted or may be removed or replaced and that  similar or  different  mortgage  loans may be added to the pool, and that one or more classes of Certificates may be split, combined or eliminated),  at any time prior to issuance or  availability  of a final  prospectus.  You are advised that  Certificates  may not be issued that have the  characteristics  described in these  materials.  The  underwriter’s  obligation  to sell such
                           Certificates  to you is  conditioned  on the  mortgage  loans and  Certificates  having the  characteristics described  in these  materials.  If for any  reason the  issuer  does not  deliver  such  Certificates,  the underwriter  will notify you, and neither the issuer nor any underwriter  will have any obligation to you to deliver all or any portion of the Certificates which you have committed to purchase,  and none of the issuer nor any  underwriter  will be liable for any costs or  damages  whatsoever  arising  from or related to such non-delivery.

                           (iii)    Any  Preliminary  Pool  Information  shall not be provided  to  prospective  investors  unless such
Preliminary Pool Information is accompanied by the Approved Offering Materials and the following  statements (or substantially  similar statements approved by the Company) appear prominently thereon:

                           The information set forth below, entitled "preliminary information",  was derived from a preliminary pool of mortgage loans which is not  representative of the mortgage loans that will comprise the final mortgage loan pool. The  preliminary  pool of mortgage loans  represents only a subset of the final mortgage loan pool and mortgage  loans that are  included  in the  preliminary  mortgage  loan pool may be  removed  from the final mortgage  loan pool. It is expected that the  characteristics  of the final  mortgage loan pool will differ, and may differ  materially,  from the  characteristics  of the  preliminary  pool of mortgage  loans and the preliminary  information may differ  materially from information of a similar type if derived from the final mortgage loan pool.  Although the  characteristics of the final mortgage loan pool are expected to be within the  parameters  for the mortgage  loan  characteristics  as set forth in the tables  entitled  ["collateral stipulations - mortgage pool  characteristics"]  [accompanying  Approved Offering  Materials],  they are not expected to conform in all material respects to the  characteristics of the preliminary  mortgage loan pool.
                           You  should  refer  to  the  parameters  for  the  mortgage  loan  characteristics  in the  tables  entitled
                           ["collateral  stipulations  -  mortgage  pool  characteristics"]  in  the  accompanying  [Approved  Offering
                           Materials].

                           (iv)     It is  understood  that the  Underwriters  will not enter into a Contract of Sale with any investor until the Approved  Offering  Materials  have been conveyed to the investor with respect to the  Certificates  which are the subject of such Contract of Sale.

                  (d)      It is  understood  that  you  may  prepare  and  provide  to  prospective  investors  certain  Free  Writing
Prospectuses, subject to the following conditions:

                           (i)      Unless preceded or accompanied by a prospectus  satisfying the requirements of Section 10(a) of the
Act, the Underwriter  shall not convey or deliver any Written  Communication  to any person in connection with the initial  offering of the  Certificates,  unless such Written  Communication (i) is made in reliance on Rule 134 under the Act, (ii) constitutes a prospectus satisfying  the  requirements  of Rule 430B under the Act or (iii)  constitutes a Free Writing  Prospectus  (as defined in Section 1(c)
above) consisting  solely of (x) information of a type included within the definition of ABS Informational and Computational  Materials
(as defined  below),  (y)  Permitted  Additional  Materials  or (z)  information  accurately  extracted  from any Issuer  Free  Writing
Prospectus and included in any Underwriter Prepared Issuer FWP or Underwriter Free Writing Prospectus.

                           (ii)     The  Underwriter  shall comply with all applicable  laws and regulations in connection with the use of Free Writing  Prospectuses,  including but not limited to Rules 164 and 433 of the 1933 Act Regulations and all Commission  guidance relating to Free Writing Prospectuses, including but not limited to Commission Release No. 33-8591.

                           (iii)    It is  understood  and  agreed  that all  information  provided  by the  Underwriter  to or through
Bloomberg  or Intex or similar  entities  for use by  prospective  investors,  or  imbedded  in any CDI file  provided  to  prospective investors, to the extent constituting a Free Writing Prospectus, shall be deemed an Underwriter Free Writing Prospectus.

                           (iv)     All Free Writing  Prospectuses  provided to  prospective  investors,  whether or not filed with the
Commission, shall bear a legend including the following statement (or a substantially similar statement approved by the Company):

                           “THE  DEPOSITOR  HAS FILED A  REGISTRATION  STATEMENT  (INCLUDING  A  PROSPECTUS)  WITH THE
                           SECURITIES AND EXCHANGE  COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS  COMMUNICATION
                           RELATES.   BEFORE  YOU  INVEST,  YOU  SHOULD  READ  THE  PROSPECTUS  IN  THAT  REGISTRATION
                           STATEMENT AND OTHER DOCUMENTS THE  DEPOSITOR  HAS  FILED  WITH  THE SEC FOR  MORE  COMPLETE
                           INFORMATION  ABOUT  THE  DEPOSITOR  AND THE  OFFERING.  YOU MAY GET THESE  DOCUMENTS  AT NO
                           CHARGE  BY  VISITING  EDGAR  ON  THE  SEC  WEB  SITE  AT  WWW.SEC.GOV.  ALTERNATIVELY,  THE
                           DEPOSITOR,  ANY  UNDERWRITER  OR ANY DEALER  PARTICIPATING  IN THE OFFERING WILL ARRANGE TO
                           SEND  YOU  THE   PROSPECTUS   AT  NO  CHARGE  IF  YOU  REQUEST  IT  BY  CALLING   TOLL-FREE
                           1-XXX-XXX-XXXX.”

         Each of the Underwriter  and the Company shall have the right to request  additional  specific  legends or notations to appear on any Free  Writing  Prospectus  and  shall  have the right to  require  changes  regarding  the use of  terminology  and the right to determine the types of information appearing therein with the approval of the other (which shall not be unreasonably withheld).

                           (v)      The  Underwriter  shall  provide  the  Company  with a letter from  [_________],  certified  public accountants,  prior to the Closing Date, satisfactory in form and substance to the Company and its counsel and the Underwriter,  to the effect that such  accountants  have performed  certain  specified  procedures,  all of which have been agreed to by the Company and the
Underwriter,  as a result of which they determined that certain  information of an accounting,  financial or statistical nature that is included in any Underwriter  Prepared Issuer FWP, other than any Pool  Information  therein and any  information  accurately  extracted from any Issuer Free Writing  Prospectus and included in such  Underwriter  Prepared  Issuer FWP, is accurate except as to such matters that are not  deemed  by the  Company  and the  Underwriter  to be  material.  The  foregoing  letter  shall be at the  expense  of the
Underwriter.

                           (vi)     None of the  information  in any Free Writing  Prospectus  may conflict with the  information  then contained  in the  Registration  Statement  or any  prospectus  or  prospectus  supplement  that is a part  thereof.  The  Certificates described in any Underwriter Free Writing  Prospectus or any Underwriter  Prepared Issuer FWP will be of a type set forth in one of the categories  listed beneath the heading  “Description of Certificates” in the term sheet  supplement  included in the Approved  Offering
Materials and the description of the  characteristics of the Certificates  contained in such Underwriter Free Writing Prospectus or any
Underwriter  Prepared Issuer FWP shall not be inconsistent  with the description of the  Certificates  beneath such heading in the term sheet supplement.

                           (vii)    The Company  shall not be  obligated to file any Issuer Free  Writing  Prospectuses  that have been determined  to contain any material  error or omission  unless such Issuer Free Writing  Prospectus  has been provided to a prospective investor,  in which case, the Underwriter shall cooperate with the Company to prepare a corrective Issuer Free Writing  Prospectus that the Underwriter  will provide to any such prospective  investor and the Company shall file to the extent required herein.  In the event that the  Underwriter  becomes  aware that,  as of the date on which an investor  entered  into a Contract  of Sale,  any Free  Writing
Prospectus  prepared by or on behalf of the  Underwriter  and delivered to such investor  contained any untrue  statement of a material fact or omitted to state a material fact necessary in order to make the statements  contained  therein,  in light of the  circumstances under which they were made, not misleading  (such Free Writing  Prospectus,  a “Defective  Free Writing  Prospectus”),  the Underwriter
shall notify the Company thereof as soon as practical but in any event within one business day after discovery.

                           (viii)   If the  Underwriter  does not  provide any Free  Writing  Prospectuses  to the Company  pursuant to subsection  (v) above,  the  Underwriter  shall be deemed to have  represented,  as of the  Closing  Date,  that it did not provide any prospective  investors with any  information in written or electronic  form in connection  with the offering of the  Certificates  that would constitute an Underwriter Prepared Issuer FWP.

                           (ix)     In the event of any delay in the  delivery by the  Underwriter  to the  Company of any  Underwriter
Prepared Issuer FWP required to be delivered in accordance with  subsection (v) above, or in the delivery of the  accountant’s  comfort letter in respect thereof  pursuant to subsection  (vi) above,  the Company shall have the right to delay the release of the Prospectus to  investors  or to the  Underwriter,  to delay the Closing  Date and to take other  appropriate  actions in each case as necessary in order to allow the Company to comply with its agreement set forth in Section 5(a) to file such  Underwriter  Prepared Issuer FWP by the time specified therein.

                           (x)      The  Underwriter  represents that it has in place,  and covenants that it shall maintain,  internal controls  and  procedures  which it  reasonably  believes  to be  sufficient  to  ensure  full  compliance  with all  applicable  legal requirements  of the 1933 Act  Regulations  with respect to the generation and use of Free Writing  Prospectuses in connection with the offering of the  Certificates.  In  addition,  each  Underwriter  shall,  for a period of at least  three years after the date  hereof, maintain written and/or electronic records of the following:

                                            (1)      any  Free  Writing  Prospectus  used  by the  Underwriter  to  solicit  offers  to purchase Certificates to the extent not filed with the Commission;

                                            (2)      regarding  each  Free  Writing  Prospectus  delivered  by  the  Underwriter  to an investor, the date of such delivery and identity of such investor; and

                                            (3)      regarding  each  Contract  of Sale  entered  into by such  Underwriter,  the date, identity of the investor and the terms of such Contract of Sale, as set forth in the related confirmation of trade.

                           (xi)     The  Underwriter  covenants  with the Company  that after the final  Prospectus  is  available  the
Underwriter  shall not  distribute  any  written  information  concerning  the  Certificates  to a  prospective  investor  unless  such information  is preceded or  accompanied by the final  Prospectus.  It is understood and agreed that the use of written  information in accordance  with the preceding  sentence is not a Free Writing  Prospectus  and is not  otherwise  restricted or governed in any way by this Agreement.

                           (xii)    The Underwriter  shall not use any Free Writing  Prospectus in connection with the  solicitation of offers to purchase  Certificates from any prospective  investor in a class of Certificates  with  denominations of less than $25,000 or otherwise  designated as a “retail” class of  Certificates,  and the  Underwriter  shall not authorize any such use of any Free Writing
Prospectus by any dealer that purchases any such Certificates from the Underwriter.

                  (e)      The  Underwriter  agrees that (i) if the  Prospectus is not delivered with the  confirmation  in reliance on
Rule 172, it will include in every  confirmation  sent out the notice  required by Rule 173  informing  the investor  that the sale was made pursuant to the Registration  Statement and that the investor may request a copy of the Prospectus from the  Underwriter;  (ii) if a paper copy of the  Prospectus  is requested by a person who receives a  confirmation,  Underwriter  shall  deliver a printed or paper copy of such Prospectus;  and (iii) if an electronic copy of the Prospectus is delivered by the Underwriter for any purpose,  such copy shall be the same electronic file containing the Prospectus in the identical form transmitted  electronically  to the Underwriter by or on behalf of the Company  specifically  for use by the  Underwriter  pursuant to this Section 4(e);  for example,  if the Prospectus is delivered to the  Underwriter  by or on behalf of the Company in a single  electronic  file in pdf format,  then the  Underwriter  will deliver the electronic  copy of the Prospectus in the same single  electronic file in pdf format.  The Underwriter  further agrees that
(i) if it delivers to an investor the Prospectus in pdf format,  upon the  Underwriter’s  receipt of a request from the investor within the period for which  delivery of the Prospectus is required,  the  Underwriter  will promptly  deliver or cause to be delivered to the investor,  without charge, a paper copy of the Prospectus and (ii) it will provide to the Company any Underwriter  Prepared Issuer FWP, or portions  thereof,  which the Company is required to file with the Commission in electronic  format and will use reasonable  efforts to provide to the Company such  Underwriter  Prepared Issuer FWP, or portions  thereof,  in either  Microsoft Word® or Microsoft Excel®
format and not in a pdf, except to the extent that the Company, in its sole discretion, waives such requirements.

                  5.       Agreements.  The Company agrees with the several Underwriters that:

                  (a)      Prior to the termination of the offering of the  Securities,  the Company will not file any amendment of the
Registration  Statement  or  supplement  (including  the  Prospectus)  to the Base  Prospectus  unless the  Company has  furnished  the
Representative  a copy for its  review  prior to  filing  and will not file any such  proposed  amendment  or  supplement  to which the
Representative  reasonably  objects.  Subject to the  foregoing  sentence,  the Company will cause the  Prospectus to be filed with the
Commission  pursuant to Rule 424. The Company will advise the  Representative  promptly (i) when the  Prospectus  shall have been filed with the Commission  pursuant to Rule 424, (ii) when any amendment to the Registration  Statement relating to the Securities shall have become  effective,  (iii) of any  request by the  Commission  for any  amendment  of the  Registration  Statement  or  amendment  of or supplement to the Prospectus or for any  additional  information,  (iv) of the issuance by the Commission of any stop order  suspending the  effectiveness  of the  Registration  Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any  notification  with respect to the  suspension of the  qualification  of the  Securities  for sale in any jurisdiction  or the initiation or  threatening  of any  proceeding for such purpose.  The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b)      The Company will use its best efforts to cause any Computational  Materials,  Collateral Term Sheets and ABS
Term Sheets  (each as defined in Section 10 below) with  respect to the  Securities  which are  delivered  by the  Underwriters  to the
Company  pursuant to Section 10 to be filed with the  Commission  on a Current  Report on Form 8-K (the “Current  Report”)  pursuant to
Rule  13a-11  under the  Exchange  Act not later than the  business  day  immediately  following  the day on which  such  Computational
Materials,  Collateral  Term Sheets or ABS Term Sheets are  delivered  to counsel  for the Company by the  Underwriters  as provided in
Section 10, and will  promptly  advise the  Underwriter  when such  Current  Report has been so filed.  Such  Current  Report  shall be incorporated by reference in the Prospectus and the Registration  Statement.  Notwithstanding the two preceding sentences,  the Company shall have no obligation to file materials provided by the Underwriters  pursuant to Section 10 which, in the reasonable  determination of the Company  after  making  reasonable  efforts to consult  with the  Underwriters,  are not  required  to be filed  pursuant to the
No-Action  Letters (as defined in Section 10 below),  or which  contain  erroneous  information  or contain any untrue  statement  of a material fact or, which,  when read in conjunction with the Prospectus,  omit to state a material fact required to be stated therein or necessary to make the statements  therein not misleading;  it being understood,  however,  that the Company shall have no obligation to review or pass upon the  accuracy or adequacy  of, or to  correct,  any  Computational  Materials,  Collateral  Term Sheets or ABS Term
Sheets provided by the Underwriters to the Company pursuant to Section 10 hereof.

                  (c)      If, at any time when a prospectus  relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the  Prospectus  as then amended or  supplemented  would  include any untrue  statement of a material fact or omit to state any material fact necessary to make the statements  therein,  in light of the circumstances under which they were made, not  misleading,  or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the Exchange Act or the respective  rules  thereunder,  the Company  promptly will prepare and file with the  Commission,  subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement  which will correct such  statement or omission or an amendment  which will effect such  compliance  and will use its best efforts to cause any required  post-effective  amendment to the  Registration  Statement containing such amendment to be made effective as soon as possible;  provided,  however,  that the Company will not be required to file any such amendment or supplement with respect to any  Computational  Materials  incorporated by reference in the Prospectus  other than any  amendments or  supplements  of such  Computational  Materials  that are furnished to the Company  pursuant to Section 10(d) hereof which the Company determines to file in accordance therewith.

                  (d)      The Company will furnish to the  Representative and counsel for the Underwriters,  without charge,  executed copies of the Registration  Statement  (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus  by the  Underwriter  or dealer may be required by the Act, as many copies of the  Prospectus and any  amendments  thereof and  supplements  thereto  (other than exhibits to the related  Current  Report) as the
Representative may reasonably  request;  provided,  however,  that if the Prospectus is not delivered with the confirmation in reliance on Rule 172, the Underwriter will provide the notice  specified in Section 4(e) in every  confirmation and will deliver a paper copy of the  prospectus  to those  investors  that request a paper copy  thereof.  The Company will pay the expenses of printing all  documents relating to the initial offering[,  provided that any additional  expenses incurred in connection with the requirement of delivery of a market-making prospectus, if required, will be borne by the Underwriters].

                  (e)      The Company will furnish such  information  as may be required and  otherwise  cooperate in  qualifying  the
Securities  for sale  under the laws of such  jurisdictions  as the  Representative  may  reasonably  designate  and to  maintain  such qualifications in effect so long as required for the distribution of the Securities;  provided,  however, that the Company shall not be required to qualify to do business in any  jurisdiction  where it is not now so qualified or to take any action which would  subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                  (f)      The Company  will pay all  expenses  (other than fees of counsel  for the  Underwriters,  except as provided herein) incident to the performance of the obligations under this Underwriting Agreement, including:

                           (i)      the word processing,  printing and filing of the Registration  Statement as originally filed and of each amendment thereto;

                           (ii)     the reproduction of this Underwriting Agreement;

                           (iii)    the preparation, printing, issuance and delivery of the Securities to the Underwriters;

                           (iv)     the fees and disbursements of counsel and accountants for the Company;

                           (v)      the  qualification  of the Securities  under  securities  laws in accordance with the provisions of
Section 5(e) hereof,  including  filing fees and the reasonable fees and  disbursements  of counsel for the  Underwriters in connection therewith and in connection with the preparation of a blue sky survey, if requested by the Representative;

                           (vi)     if requested by the  Representative,  the  determination  of the  eligibility of the Securities for investment and the reasonable fees and  disbursements  of counsel for the  Underwriters in connection  therewith and in connection with the preparation of a legal investment memorandum;

                           (vii)    the  printing  and  delivery  to the  Underwriters  of  copies  of the  Registration  Statement  as originally  filed and of each amendment  thereto,  of the preliminary  prospectuses,  and of the Base Prospectus and Prospectus and any
amendments or supplements thereto;

                           (viii)   if requested by the Representative,  the printing and delivery to the Underwriters of copies of any blue sky or legal investment memorandum;

                           (ix)     the fees of any rating agency rating the Securities; and

                           (x)      the fees and expenses of the Trustee, the Servicer, the Custodian and their counsel.

                  (g)      The Company shall file any Issuer Free Writing Prospectus,  and any Underwriter Prepared Issuer FWP provided to it by the Underwriter under Section 4(d), not later than the date of first use thereof, except that:

                           (i)      any Issuer Free Writing Prospectus or Underwriter  Prepared Issuer FWP or portion thereof otherwise required to be filed that contains only (1) a description  of the final terms of the  Certificates  may be filed by the Company  within two days of the later of the date such final terms have been  established  for all classes of  Certificates  and the date of first use, and (2) a description of the terms of the  Certificates  that does not reflect the final terms after they have been established for all classes of all Certificates is not required to be filed; and

                           (ii)     if the Issuer Free Writing Prospectus or Underwriter  Prepared Issuer FWP includes only information of a type included in the  definition of ABS  Informational  and  Computational  Materials,  the Company shall file the same within the later of two business days after the  Underwriter  first provides this  information to investors and the date upon which the Company is required to file the Prospectus Supplement with the Commission pursuant to Rule 424(b)(3) of the Act;

         provided  further,  that prior to the filing of any  Underwriter  Prepared  Issuer FWP by the Company,  the  Underwriter  must comply with its obligations  pursuant to Section 4.4 and that the Company shall not be required to file any Free Writing  Prospectus to the extent such Free Writing  Prospectus  includes  information in a Free Writing  Prospectus or Prospectus  previously  filed with the
Commission  or that does not contain  substantive  changes from or additions to a Free  Writing  Prospectus  previously  filed with the
Commission.

                  (h)      The  Underwriter  shall file any  Underwriter  Free  Writing  Prospectus  that has been  distributed  by the
Underwriter in a manner  reasonably  designed to lead to its broad,  unrestricted  dissemination  within the later of two business days after the  Underwriter  first  provides  this  information  to  investors  and the date upon which the  Company is required to file the
Prospectus  Supplement  with the  Commission  pursuant to Rule 424(b)(3) of the Act or otherwise as required under Rule 433 of the Act;
provided,  however,  that the  Underwriter  shall not be required to file any  Underwriter  Free Writing  Prospectus to the extent such
Underwriter  Free Writing  Prospectus  includes  information  in a Free Writing  Prospectus  or  Prospectus  previously  filed with the
Commission  or that does not contain  substantive  changes from or additions to a Free  Writing  Prospectus  previously  filed with the
Commission.

                  6.       Conditions  Precedent to the  Obligations  of the  Underwriters.  The  obligations  of the  Underwriters  to purchase the Securities  shall be subject to the accuracy of the  representations  and warranties on the part of the Company  contained herein as of the date hereof,  as of the date of the  effectiveness of any amendment to the  Registration  Statement filed prior to the
Closing Date (including the filing of any document  incorporated  by reference  therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates  delivered  pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a)      The   Underwriters   shall  have   received   from [___________] (i)  a  letter,   dated  the  date  hereof,   confirming
that they are  independent  public  accountants  within the meaning of the Act and the Rules and  Regulations and otherwise in form and substance  reasonably  satisfactory  to the  Underwriters  and counsel for the  Underwriters  and (ii) a letter dated the Closing Date, updating the letters  referred to in clause (i) above, in form and substance  reasonably  satisfactory to the  Underwriters and counsel for the Underwriters.

                  (b)      All actions  required to be taken and all filings  required to be made by the Company under the Act prior to the sale of the  Securities  shall  have been duly taken or made.  At and prior to the  Closing  Date,  no stop  order  suspending  the effectiveness of the  Registration  Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission.

                  (c)      Subsequent to the execution  and delivery of this  Agreement,  there shall not have occurred (i) any change, or any  development  involving a  prospective  change,  in or affecting  particularly  the business or properties of the Company or the
Servicer which, in the reasonable judgment of the Underwriters,  materially impairs the investment quality of the Securities;  (ii) any downgrading in the rating of the securities of the Company by any “nationally  recognized  statistical  rating  organization”  (as such term is  defined  for  purposes  of Rule  436(g)  under the Act),  or any  public  announcement  that any such  organization  has under surveillance  or review its rating of any  securities  of the Company  (other than an  announcement  with  positive  implications  of a possible upgrading,  and no implication of a possible  downgrading,  of such rating);  (iii) any suspension or limitation of trading in securities  generally on the New York Stock Exchange,  or any setting of minimum prices for trading on such exchange;  (iv) any banking moratorium  declared by federal,  New York or North  Carolina  authorities;  or (v) any outbreak or escalation of major  hostilities in which the United States is involved,  any declaration of war by Congress or any other  substantial  national or international  calamity or emergency if, in the reasonable judgment of the Underwriters,  the effects of any such outbreak, escalation,  declaration,  calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

                  (d)      The   Underwriters   shall  have   received  a  favorable   opinion  of [________] ,  counsel  to  the   Servicer  and
the Seller  addressed to the  Underwriters,  dated the Closing Date in form and substance  reasonably  satisfactory to the Underwriters and their counsel, with respect to such matters as the Underwriters may require.

                   (e)     The Underwriters  shall have received a favorable opinion of [Orrick,  Herrington & Sutcliffe LLP],  special tax  counsel for the  Company,  addressed  to the  Underwriters  and dated the Closing  Date and  reasonably  satisfactory  in form and substance to the  Underwriters,  generally to the effect that (i) the  information in the Base  Prospectus  under  “Federal  Income Tax
Consequences”  and in the Prospectus under “Federal Income Tax  Consequences,”  insofar as such information  describes federal statutes and regulations or otherwise  constitute  matters of law or legal  conclusions of the statutes or regulations of such jurisdiction have been prepared or reviewed by such counsel,  and such  information  is correct in all material  respects;  and (ii) assuming  compliance with all of the provisions of the Pooling and Servicing  Agreement,  the  applicable  portions of the Trust will qualify as one or more
REMICs,  and the portion of the Trust  exclusive  of such REMICs  will  constitute  a grantor  trust,  pursuant to Section  860D of the
Internal  Revenue Code of 1986 (the “Code”) for federal  income tax purposes as of the Closing Date and will continue to qualify as one or more  REMICs  and as a  grantor  trust  for so long as the  Trust  continues  to meet  the  requirements  set  forth in the Code and applicable Treasury regulations.

                  (f)      The Underwriters  shall have received a favorable opinion of [Orrick,  Herrington & Sutcliffe LLP],  special counsel for the Company,  addressed to the  Underwriters  and dated the Closing Date and reasonably  satisfactory in form and substance to the  Underwriters,  with  respect  to the  validity  of the  Certificates,  ERISA  matters  and such  other  related  matters as the
Underwriters  shall require,  and the Company shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (g)      The  Underwriters  shall have  received a favorable  opinion of counsel for the  Trustee,  addressed  to the
Underwriters  and dated the Closing Date and  reasonably  satisfactory  in form and substance to the  Underwriters  and counsel for the
Underwriters, with respect to such matters as the Underwriters may require.

                   (h)     The  Underwriters  shall have received a favorable  opinion of counsel for the  Custodian,  addressed to the
Underwriters  and dated the Closing Date and  reasonably  satisfactory  in form and  substance to the  Underwriters  and counsel to the
Underwriters, with respect to such matters as the Underwriters may require.

                   (i)     The  Underwriters  shall have  received a  certificate  dated the Closing  Date of the  President,  any Vice
President or the Secretary of the Company in which the officer shall state that, to the best of his or her knowledge  after  reasonable investigation,  (i) the  representations  and  warranties  of the Company  with respect to the  Mortgage  Loans  contained in any Basic
Document are true and correct,  (ii) the  representations  and warranties of the Company in this Agreement are true and correct,  (iii)
the Company has complied with all  agreements  and satisfied  all  conditions on its part to be performed or satisfied  hereunder at or prior to the Closing Date,  (iv) no stop order  suspending the  effectiveness  of the  Registration  Statement has been issued,  (v) no proceedings  for that purpose have been  instituted  or are  contemplated  by the  Commission,  and (vi) there has been no amendment or other  document  filed  affecting the  certificate  of formation or limited  liability  company  agreement of the Company,  and no such amendment has been authorized.

                  (j)      On or  before  the  Closing  Date,  the  Underwriters  shall  have  received  evidence  satisfactory  to the
Underwriters that each class of Securities has been given the ratings set forth on Schedule I hereto.

                  (k)      At the Closing Date,  the  Securities  and the Pooling and Servicing  Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (l)      The  Underwriters  shall not have  discovered  and  disclosed to the Company on or prior to the Closing Date that the  Registration  Statement or the Prospectus or any amendment or supplement  thereto  contains an untrue  statement of a fact or omits to state a fact which, in the opinion of [Orrick,  Herrington & Sutcliffe LLP], counsel for the Underwriters,  is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (m)      All proceedings and other legal matters relating to the authorization,  form and validity of this Agreement, the Pooling and Servicing  Agreement,  the  Securities,  the  Registration  Statement and the  Prospectus,  and all other legal matters relating to this Agreement and the transactions  contemplated hereby,  shall be reasonably  satisfactory in all respects to counsel for the Underwriters,  and the Company shall have furnished to such counsel all documents and information that they may reasonably  request to enable them to pass upon such matters.

                  (n)      At the Closing  Date,  the  Underwriters  shall have received  from  [Orrick,  Herrington & Sutcliffe  LLP], counsel for the Underwriters, a letter with respect to the Prospectus, in form and substance satisfactory to the Underwriters.

                  The  Company  will  provide or cause to be provided  to the  Underwriters  such  conformed  copies of such  opinions, certificates, letters and documents as the Underwriters may reasonably request.

                  All opinions,  letters,  evidence and certificates  mentioned above or elsewhere in this Agreement shall be deemed to be in  compliance  with the  provisions  hereof  only if they are in form and  substance  reasonably  satisfactory  to counsel  for the
Underwriters.

                  If any  condition  specified in this Section 6 shall not have been  fulfilled  when and as required to be  fulfilled, this  Agreement may be terminated by the  Underwriters  by notice to the Company at any time at or prior to the Closing Date,  and such termination shall be without liability of any party to any other party except as provided in Section 7 hereof.

                  7.       Reimbursement  of  Underwriters’  Expenses.  If the  sale  of the  Securities  provided  for  herein  is not consummated  because any condition to the obligations of the  Underwriters set forth in Section 6 hereof is not satisfied or because of any  refusal,  inability  or failure on the part of the Company to perform any  agreement  herein or comply with any  provision  hereof other than by reason of a default by any of the  Underwriters,  the Company will reimburse the  Underwriters  severally upon demand for all out-of-pocket  expenses  (including  reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.

                  8.       Indemnification and Contribution.

                  (a)      The  Company  agrees to  indemnify  and hold  harmless  any  Underwriter  and each person who  controls  the
Underwriter  within the meaning of either the Act or the  Exchange  Act against any and all  losses,  claims,  damages or  liabilities, joint or several,  to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state  statutory law or regulation,  at common law or otherwise,  insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
(i) arise out of or are based upon any untrue  statement or alleged untrue  statement of a material fact contained in the  Registration
Statement for the  registration  of the Securities as originally  filed or in any amendment  thereof,  or in the Base Prospectus or the
Prospectus,  or in any amendment  thereof or supplement  thereto,  or arise out of or are based upon an omission or alleged omission to state  therein  a  material  fact  required  to be  stated  therein  or  necessary  to make  the  statements  therein,  in light of the circumstances  under  which they were made,  not  misleading,  or (ii) arise out of or are based upon any untrue  statement  or alleged untrue  statement of a material  fact  contained in any Issuer Free Writing  Prospectus,  or any omission or alleged  omission to state therein a material  fact  necessary to make the  statements  therein,  in light of the  circumstances  under which they were made,  not misleading,  or (iii) arise out of or are based upon any untrue  statement of a material fact or alleged untrue statement of a material fact contained in any Underwriter  Prepared Issuer FWP or any Underwriter  Free Writing  Prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements  therein,  in light of the circumstances  under which they were made, not  misleading,  that in either  case was  caused by (x) any  error or  omission  in any Pool  Information  or (y) or any  information accurately  extracted from any Issuer Free Writing  Prospectus and included in any Underwriter  Prepared Issuer FWP or Underwriter Free
Writing  Prospectus,  and agree to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action;  provided,  however, that (i) the Company will not be liable in any such case to the extent that any such loss,  claim,  damage or  liability  arises out of or is based upon any such untrue  statement or alleged untrue  statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information  furnished to the Company by or on behalf of any Underwriter  through the Representative  specifically for use in connection with the preparation  thereof or (B) in any Current Report or any amendment or supplement  thereof,  except to the extent that any untrue  statement or alleged  untrue  statement  therein  results (or is alleged to have  resulted)  directly from an error (a
“Collateral  Error”) in the  information  concerning  the Mortgage Loans  furnished by the Company to any  Underwriter in writing or by electronic  transmission  that was used in the preparation of any  Computational  Materials,  Collateral Term Sheets or ABS Term Sheets
included in such Current Report (or amendment or supplement  thereof),  (ii) such indemnity with respect to the Base  Prospectus  shall not inure to the benefit of any  Underwriter  (or any person  controlling  such  Underwriter)  from whom the person  asserting any such loss,  claim,  damage or liability  purchased the Securities which are the subject thereof if such person did not receive a copy of the
Prospectus (or the Prospectus as amended or  supplemented)  excluding  documents  incorporated  therein by reference at or prior to the confirmation  of the sale of such  Securities  to such  person in any case where such  delivery  is  required by the Act and the untrue statement or omission of a material  fact  contained in the Base  Prospectus  was  corrected in the  Prospectus  (or the  Prospectus as amended  or  supplemented),  and (iii) such  indemnity  with  respect to any  Collateral  Error  shall not inure to the  benefit of any
Underwriter (or any person  controlling such Underwriter) from whom the person asserting any loss, claim,  damage or liability received any  Computational  Materials,  Collateral Term Sheets or ABS Term Sheets that were prepared on the basis of such Collateral Error, if, prior to the time of  confirmation  of the sale of the Securities to such person,  the Company  notified the  Underwriter in writing of the Collateral  Error or provided in written or electronic form  information  superseding or correcting  such Collateral  Error (in any such case,  a  “Corrected  Collateral  Error”),  and such  Underwriter  failed to notify such person  thereof or to deliver such person corrected Computational  Materials,  Collateral Term Sheets and/or ABS Term Sheets, as applicable.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b)      Each  Underwriter  severally  agrees to  indemnify  and hold  harmless the Company,  its  directors  and its officers who sign the  Registration  Statement,  and each person who  controls the Company  within the meaning of either the Act or the
Exchange  Act, to the same extent as the  foregoing  indemnity  from the Company to each  Underwriter,  but only with  reference to (A)
written  information  relating  to such  Underwriter  furnished  to the  Company  by or on  behalf  of  such  Underwriter  through  the
Representative  specifically  for  use  in the  preparation  of the  documents  referred  to in the  foregoing  indemnity,  or (B)  any
Computational  Materials,  Collateral Term Sheets or ABS Term Sheets furnished to the Company by any Underwriter pursuant to Section 10 and  incorporated by reference in the  Registration  Statement or the Prospectus  (except that no such indemnity shall be available for any losses, claims,  damages or liabilities,  or actions in respect thereof resulting from any Collateral Error, other than a Corrected
Collateral  Error).  This  indemnity  agreement  will be in addition to any liability  which the  Underwriter  may otherwise  have. The
Company  acknowledges  that the  statements  set forth in (i) the  first  sentence  of the last  paragraph  on the  front  cover of the
Prospectus  and (ii) in the first  sentence  of the second and third  paragraphs  under the  heading  “Method of  Distribution”  in the
Prospectus  constitute  the only  information  furnished in writing by or on behalf of the several  Underwriters  for  inclusion in the documents  referred to in the foregoing  indemnity (other than any Computational  Materials,  Collateral Term Sheets or ABS Term Sheets
furnished to the Company by any Underwriter), and you, as the Representative, confirm that such statements are correct.

                  (c)      Promptly after receipt by an  indemnified  party under this Section 8 of notice of the  commencement  of any action,  such indemnified party will, if a claim in respect thereof is to be made against the indemnifying  party under this Section 8, notify the indemnifying  party in writing of the commencement  thereof;  but the omission so to notify the indemnifying  party will not relieve it from any  liability  which it may have to any  indemnified  party  otherwise  than  under  this  Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement  thereof,  the indemnifying party will be entitled to  participate  therein,  and, to the extent that it may elect by written notice  delivered to the  indemnified party  promptly  after  receiving  the  aforesaid  notice from such  indemnified  party,  to assume the defense  thereof,  with counsel reasonably  satisfactory  to such  indemnified  party;  provided,  however,  that if the defendants in any such action include both the indemnified  party and the  indemnifying  party and the  indemnified  party  shall have  reasonably  concluded  that there may be legal defenses  available  to it  and/or  other  indemnified  parties  which are  different  from or  additional  to those  available  to the indemnifying  party,  the indemnified  party or parties shall have the right to select  separate  counsel to assert such legal defenses and to  otherwise  participate  in the defense of such action on behalf of such  indemnified  party or parties.  Upon receipt of notice from the  indemnifying  party to such  indemnified  party of its  election so to assume the defense of such action and  approval by the indemnified  party of counsel,  the indemnifying  party will not be liable to such indemnified party under this Section 8 for any legal or other expenses  subsequently  incurred by such  indemnified  party in connection with the defense thereof unless (i) the indemnified party shall have employed  separate  counsel in connection  with the assertion of legal defenses in accordance  with the proviso to the next preceding  sentence (it being understood,  however,  that the indemnifying party shall not be liable for the expenses of more than one separate counsel  (exclusive of any local counsel),  approved by the  Representative in the case of subparagraph (a),  representing the indemnified  parties under  subparagraph (a) who are parties to such action),  (ii) the indemnifying  party shall not have employed counsel  reasonably  satisfactory to the indemnified  party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the  indemnifying  party has authorized the employment of counsel for the indemnified  party at the expense of the  indemnifying  party;  and except that if clause (i) or (iii) is applicable,  such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                  (d)      To provide for just and equitable  contribution in circumstances in which the  indemnification  provided for in paragraph (a) or (b) of this Section 8 is due in accordance  with its terms but is for any reason held by a court to be  unavailable from the Company or the Underwriters on the grounds of policy or otherwise,  the Company and the  Underwriters  shall contribute to the aggregate  losses,  claims,  damages  and  liabilities  (including  legal or other  expenses  reasonably  incurred in  connection  with investigating or defending same) to which the Company and one or more of the Underwriters may be subject, as follows:

                           (i)      in the case of any losses,  claims,  damages and liabilities (or actions in respect  thereof) which do not arise out of or are not based upon any untrue  statement or omission of a material  fact in any  Computational
                  Materials,  Collateral Term Sheets or ABS Term Sheets,  in such proportion so that the  Underwriters  are responsible for that portion represented by the percentage that the underwriting  compensation  received by them bears to the sum of such  underwriting  compensation and the purchase price of the Securities  specified in Schedule II hereto and the
                  Company is responsible for the balance;  provided,  however,  that in no case shall any Underwriter (except as may be provided in any agreement among  underwriters  relating to the offering of the Securities) be responsible  under this subparagraph (i) for any amount in excess of the underwriting  compensation applicable to the Securities purchased by such Underwriter hereunder; and

                           (ii)     in the case of any losses,  claims,  damages and liabilities (or actions in respect  thereof) which arise out of or are based upon any untrue  statement or omission of a material fact in any  Computational  Materials,
                  Collateral Term Sheets or ABS Term Sheets,  in such proportion as is appropriate to reflect the relative fault of the
                  Company on the one hand and the  Underwriters  on the other in  connection  with the  statements  or omissions  which resulted  in such  losses,  claims,  damages or  liabilities  (or  actions in respect  thereof)  as well as any other relevant  equitable  considerations.  The relative  fault shall be  determined  by reference  to, among other things, whether the untrue or alleged  untrue  statement of a material  fact or the  omission or alleged  omission to state a material fact in such  Computational  Materials,  Collateral Term Sheets or ABS Term Sheets results from  information prepared  by the  Company  on the one hand or the  Underwriters  on the  other  and  that  party’s  relative  intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Notwithstanding  anything to the contrary in this paragraph (d), no person guilty of fraudulent  misrepresentation  (within the meaning of  Section  11(f)  of the  Act)  shall  be  entitled  to  contribution  from  any  person  who  was  not  guilty  of  such  fraudulent misrepresentation.  For  purposes of this Section 8, each person who  controls an  Underwriter  within the meaning of either the Act or the Exchange Act shall have the same rights to  contribution as such  Underwriter,  and each person who controls the Company within the meaning of either the Act or the Exchange  Act, each officer of the Company who shall have signed the  Registration  Statement and each director of the Company shall have the same rights to  contribution as the Company,  subject in each case to the preceding  sentence of this paragraph (d). Any party entitled to contribution  will,  promptly after receipt of notice of commencement of any action,  suit or proceeding  against such party in respect of which a claim for  contribution  may be made against  another  party or parties under this paragraph (d), notify such party or parties from whom  contribution may be sought,  but the omission to so notify such party or parties shall not relieve the party or parties from whom  contribution  may be sought from any other  obligation it or they may have  hereunder or otherwise than under this paragraph (d).

                  9.       Default by One or More of the Underwriters.  If any one or more Underwriters  shall fail to purchase and pay for any of the Securities  agreed to be purchased by such Underwriter or Underwriters  hereunder (the “Defaulted  Securities”) and such failure  to  purchase  shall  constitute  a  default  in  the  performance  of its or  their  obligations  under  this  Agreement,  the
Representative  shall  have  the  right,  within  24  hours  thereafter,  to make  arrangements  for one or more of the  non-defaulting
Underwriters,  or any other  underwriters,  to purchase all, but not less than all, of the Defaulted  Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however,  the Representative  shall not have completed such arrangements within such  24-hour  period,  then  the  remaining  Underwriters  shall  be  obligated  severally  to take up and pay for (in the  respective proportions  which the amount of  Securities  set forth  opposite  their names in Schedule  II hereto bear to the  aggregate  amount of
Securities  set forth  opposite the names of all the  remaining  Underwriters)  the  Securities  which the  defaulting  Underwriter  or
Underwriters  agreed but failed to purchase;  provided,  however,  that in the event that the aggregate  amount of Securities which the defaulting  Underwriter or Underwriters  agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto,  the  remaining  Underwriters  shall have the right to purchase  all, but shall not be under any  obligation  to purchase any, of the  Securities,  and if such  nondefaulting  Underwriters  do not purchase all the  Securities,  this  Agreement will terminate  without  liability to any  nondefaulting  Underwriter  or the Company.  In the event of a default by any  Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period,  not exceeding  seven days, as the  Representative  shall determine  in order  that the  required  changes  in the  Registration  Statement  and the  Prospectus  or in any  other  documents  or arrangements  may be effected.  No action taken pursuant to this Section 9 shall relieve any defaulting  Underwriter from its liability in respect of its default.

                  10.      Computational Materials and ABS Term Sheets.

                  (a)      Not later than 10:30 a.m.,  New York City time, on a date no later than four  business days before  delivery of the Prospectus to the  Underwriters,  the Underwriters  shall deliver to the Company five complete copies of all materials  provided by the  Underwriters to prospective  investors in the Securities  which  constitute  either (i)  “Computational  Materials”  within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation  Finance of the Commission to Kidder,  Peabody
Acceptance  Corporation I, Kidder,  Peabody & Co. Incorporated,  and Kidder Structured Asset Corporation and the no-action letter dated
May 27, 1994 issued by the Division of  Corporation  Finance of the  Commission to the Public  Securities  Association  (together,  the
“Kidder  Letters”) or (ii) “ABS Term Sheets” within the meaning of the no-action  letter dated February 17, 1995 issued by the Division of Corporation  Finance of the Commission to the Public Securities  Association (the “PSA Letter” and together with the Kidder Letters, the  “No-Action  Letters”),  if the filing of such  materials with the Commission is a condition of the relief granted in such letters.
In the case of any such materials that  constitute  “Collateral  Term Sheets” within the meaning of the PSA Letter,  if such Collateral
Term Sheets have not previously been delivered to the Company as contemplated by Section  10(b)(i) below,  five complete copies of such
Collateral  Term Sheets shall be  delivered by the  Underwriters  to the Company no later than 10:30 a.m.,  New York City time,  on the first  business day following the date on which such  Collateral  Term Sheets were  initially  provided to a potential  investor.  Each delivery of  Computational  Materials,  Collateral  Term Sheets  and/or ABS Term Sheets to the Company  pursuant to this  paragraph (a)
shall be  effected  by  delivering  four  copies of such  materials  to counsel for the Company on behalf of the Company at the address specified in Section 13 hereof and one copy of such materials to the Company.

                  (b)      The  Underwriters  represent and warrant to and agree with the Company,  as of the date hereof and as of the
Closing Date, that:

                           (i)      if an Underwriter has provided any Collateral Term Sheets to potential  investors in the Securities prior to the date  hereof  and if the filing of such  materials  with the  Commission  is a  condition  of the relief granted in the PSA  Letter,  then in each such case such  Underwriter  delivered  four  copies of such  materials  to counsel for the Company on behalf of the Company at the address  specified  in Section 13 hereof and one copy of such materials to the Company no later than 10:30 a.m.,  New York City time, on the first  business day following the date on which such materials were initially provided to a potential investor;

                           (ii)     the Computational Materials (either in original,  aggregated or consolidated form), Collateral Term
                  Sheets and ABS Term Sheets  furnished to the Company pursuant to Section 10(a) or as contemplated in Section 10(b)(i)
                  constitute  all of the  materials  furnished  to  prospective  investors  by the  Underwriters  (whether  in written, electronic or other format)  prior to the time of delivery  thereof to the Company with respect to the  Securities in accordance with the No-Action Letters, and such Computational  Materials,  Collateral Term Sheets and ABS Term Sheets
                  comply with the requirements of the No-Action Letters;

                           (iii)    except  as  resulting  directly  from  any  Collateral  Error,  on the  respective  dates  any such
                  Computational  Materials,  Collateral  Term Sheets  and/or ABS Term Sheets with respect to the  Securities  were last furnished to each  prospective  investor and on the date of delivery  thereof to the Company pursuant to this Section
                  10 and on the Closing Date, such Computational  Materials,  Collateral Term Sheets and/or ABS Term Sheets did not and
                  will not include any untrue statement of a material fact, or, when read in conjunction  with the Prospectus,  omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (iv)     all Computational Materials,  Collateral Term Sheets and ABS Term Sheets contained and will contain a legend, prominently displayed on the first page thereof, to the effect that the Company has not prepared,  reviewed or participated in the preparation of such  Computational  Materials,  Collateral Term Sheets or ABS Term Sheets,  is
                  not responsible for the accuracy thereof and has not authorized the dissemination thereof;

                           (v)      all  Collateral  Term  Sheets with  respect to the  Securities  furnished  to  potential  investors contained  and will  contain  a  legend,  prominently  displayed  on the  first  page  thereof,  indicating  that the information  contained  therein  will be  superseded  by the  description  of the  Mortgage  Loans  contained  in the
                  Prospectus  and,  except in the case of the initial  Collateral  Term Sheet,  that such  information  supersedes  the information in all prior Collateral Term Sheets; and

                           (vi)     on and after the date hereof,  the Underwriters  shall not deliver or authorize the delivery of any
                  Computational  Materials,  Collateral  Term Sheets,  ABS Term Sheets or other  materials  relating to the  Securities
                  (whether in written,  electronic  or other  format) to any  potential  investor  unless such  potential  investor has received a Prospectus prior to or at the same time as the delivery of such Computational  Materials,  Collateral Term
                  Sheets, ABS Term Sheets or other materials.

Notwithstanding  the  foregoing,  the  Underwriters  make no  representation  or warranty as to whether  any  Computational  Materials,
Collateral Term Sheets or ABS Term Sheets included or will include any untrue  statement  resulting  directly from any Collateral Error
(except any Corrected  Collateral  Error,  with respect to materials  prepared after the receipt by the Underwriter from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Collateral Error).

                  (c)      The  Underwriters  acknowledge  and agree that the Company has not  authorized  and will not  authorize  the distribution of any  Computational  Materials,  Collateral Term Sheets or ABS Term Sheets to any prospective  investor,  and agree that any  Computational  Materials,  Collateral  Term Sheets or ABS Term Sheets with  respect to the  Securities  furnished  to  prospective investors  shall  include a disclaimer  in the form set forth in paragraph  (b)(v)  above.  The  Underwriters  agree that they will not represent to investors that any  Computational  Materials,  Collateral Term Sheets and/or ABS Term Sheets were prepared or disseminated on behalf of the Company.

                  (d)      If, at any time when a prospectus  relating to the Securities is required to be delivered  under the Act, it shall be necessary to amend or  supplement  the  Prospectus  as a result of an untrue  statement  of a material  fact  contained in any
Computational  Materials,  Collateral  Term Sheets or ABS Term Sheets provided by the  Underwriters  pursuant to this Section 10 or the omission to state therein a material fact  required,  when  considered in  conjunction  with the  Prospectus,  to be stated  therein or necessary to make the statements  therein,  when read in conjunction with the Prospectus,  not misleading,  or if it shall be necessary to amend or  supplement  any  Current  Report to comply  with the Act or the rules  thereunder,  the  Underwriters,  at their  expense, promptly  will prepare and furnish to the Company for filing with the  Commission  an amendment or  supplement  which will correct such statement or omission or an amendment which will effect such  compliance.  The  Underwriters  represent and warrant to the Company,  as of the date of delivery of such amendment or supplement to the Company,  that such amendment or supplement  will not include any untrue statement of a material  fact or, when read in  conjunction  with the  Prospectus,  omit to state a material fact required to be stated
therein or necessary to make the  statements  therein not  misleading.  The Company shall have no obligation to file such  amendment or supplement if the Company  determines that (i) such amendment or supplement  contains any untrue  statement of a material fact or, when read in  conjunction  with the  Prospectus,  omits to state a material  fact  required to be stated  therein or  necessary  to make the statements therein not misleading;  it being understood,  however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct,  any such amendment or supplement  provided by the Underwriters to the Company pursuant to this paragraph (d) or (ii) such filing is not required under the Act.

                  (e)      Each  Underwriter  (at its own expense)  further agrees to provide to the Company any  accountants’  letters obtained relating to the Computational  Materials,  Collateral Term Sheets and/or ABS Term Sheets,  which accountants’ letters shall be addressed to the Company or shall state that the Company may rely thereon;  provided that the Underwriters  shall have no obligation to procure such letter.

                  11.      Termination.   This  Agreement  shall  be  subject  to  termination  in  the  absolute   discretion  of  the
Representative,  by notice given to the Company prior to delivery of and payment for the Securities,  if prior to such time (i) trading in  securities  generally  on the New York Stock  Exchange  shall have been  suspended  or  limited or minimum  prices  shall have been established  on such  Exchange,  (ii) a banking  moratorium  shall have been declared by Federal  authorities or (iii) there shall have occurred any outbreak or material  escalation of hostilities  or other calamity or crisis the effect of which on the financial  markets of the United States is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Securities.

                  12.      Representations  and  Indemnities  to  Survive.  The  respective  agreements,  representations,  warranties, indemnities  and other  statements  of the  Company or its  officers  and of the  Underwriters  set forth in or made  pursuant  to this
Agreement  will  remain in full force and  effect,  regardless  of any  investigation  made by or on behalf of any  Underwriter  or the
Company or any of the officers,  directors or controlling  persons  referred to in Section 8 hereof,  and will survive  delivery of and payment  for the  Securities.  The  provisions  of  Sections  7 and 8 hereof and this  Section  12 shall  survive  the  termination  or cancellation of this Agreement.

                  13.      Notices.  All  communications  hereunder will be in writing and effective  only on receipt,  and, if sent to the Representative,  will be mailed,  delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto or,
if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at               , Attention:            .

                  14.      Successors.  This  Agreement  will inure to the benefit of and be binding upon the parties  hereto and their respective  successors  and the officers and directors and  controlling  persons  referred to in Section 8 hereof,  and no other person will have any right or obligation hereunder.

                  15.      Applicable  Law. THIS  AGREEMENT  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,
AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED IN ACCORDANCE  WITH SUCH LAWS,  WITHOUT GIVING
EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (BUT WITH  REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL  OBLIGATIONS  LAW, WHICH BY ITS
TERMS APPLIES TO THIS AGREEMENT).

                  16.      Miscellaneous.

                  (a)      This  Agreement  supersedes  all prior or  contemporaneous  agreements  and  understandings  relating to the subject matter hereof.

                  (b)      Neither this  Agreement nor any term hereof may be changed,  waived,  discharged  or terminated  except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

                  (c)      This Agreement may be signed in any number of counterparts each of which shall be deemed an original,  which taken together shall constitute one and the same instrument.

                  (d)      The headings of the Sections of this  Agreement  have been inserted for  convenience  of reference  only and shall not be deemed a part of this Agreement.

                  If the  foregoing  is in  accordance  with your  understanding  of our  agreement,  please  sign and return to us the enclosed  duplicate  hereof,  whereupon this letter and your acceptance shall represent a binding agreement between the Company and the
Underwriter.

                                                     Very truly yours,

                                                     WACHOVIA ASSET FUNDING TRUST, LLC

                                                     By: __________________________________
                                                          Name:
                                                          Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date specified in Schedule I hereto.

[NAME OF LEAD UNDERWRITER]

By: __________________________
    Name:
    Title:
    For itself and as the authorized
    Representative of other Underwriters
    named in Schedule II hereto.

                                                              SCHEDULE I

Underwriting Agreement dated            , 200

Registration Statement No. 333-

Representative: [Name of Lead Underwriter]

Title:          Pass-Through Certificates, Series 200 -

Purchase Price and Description of the Securities:

                    Principal     Pass-Through      Form of            Required Rating
   Certificates     Balance           Rate        Certificates
                                                                       [_____] [_____]

Depositories for Book-Entry Certificates: The Depository Trust Company; Clearstream Banking; Euroclear System

Closing Date, Time and Location:            , 200         a.m., New York City time, Office of  [Orrick, Herrington & Sutcliffe LLP,
         666 Fifth Avenue, New York, New York  10103]

                                                              SCHEDULE II

                                                              Securities

                                                  Principal
                                                  Amount of                              % of Class    % of Class      % of Class
   Underwriter                         % of       Securities       Purchase Price**
                                      Total       Purchased*                            Certificates  Certificates    Certificates
                                            %       $                     $                  %              %               %
                                            %       $                     $                  %              %               %
                                            %       $                     $                  %              %               %
        Total......................      100%       $                     $                  100%           100%           100%

____________________________________________________________________________________________________________________________________

     *   Subject to final Class sizes.

     **  As a percentage of the Principal Amount of Securities Purchased.